SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

DREW INDUSTRIES INCORPORATED

Delaware (State or other jurisdiction of incorporation)	0-13646 (Commission File Number)	13-3250533 (I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York (Address of principal executive offices)	10601 (Zip Code)

Registrant's telephone number, including area code:   (914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

a)	Reference is made to the press release dated February 4, 2005, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press Release dated February 4, 2005

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED (Registrant) By: /s/ Fredric M. Zinn —————————————— Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: February 4, 2005